Exhibit 32.2

BLUELINX HOLDINGS INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BlueLinx Holdings Inc. (the “Company”) on Form 10-K for the year ending January 3, 2015 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Susan C. O'Farrell, Chief Financial Officer and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2016	By:	/s/ Susan C. O'Farrell
Susan C. O'Farrell
Senior Vice President,
Chief Financial Officer, and Treasurer